FILE NO.  2-40341
                                                                        811-2192

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [__]

      Pre-Effective Amendment No.                                   [__]


      Post-Effective Amendment No.49                                [X]

                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


      Amendment No.49                                               [X]


                             (Check appropriate box or boxes.)

                        THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
                     (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York 10166
            (Address of Principal Executive Offices)    (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                  Mark N. Jacobs, Esq.
                                 200 Park Avenue
                                 New York, New York 10166

                          (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

              immediately upon filing pursuant to paragraph (b)
      ------

        X     on 10/1/01 pursuant to paragraph (b)
      ------

              60 days after filing pursuant to paragraph (a)(1)
      ------
              on     (date)      pursuant to paragraph (a)(1)
      ------      ---------------

              75 days after filing pursuant to paragraph (a)(2)
      ------
              on     (date)      pursuant to paragraph (a)(2) of Rule 485
      ------      ---------------


If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Dreyfus Premier Third Century Fund, Inc.

Investing in large-cap stocks that meet certain financial as well as social criteria


PROSPECTUS October 1, 2001



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

      The Dreyfus Premier Third Century Fund, Inc.
                                       -------------------------------------

                                       Ticker Symbols      CLASS A: DTCAX

                                                           CLASS B: DTCBX

                                                           CLASS C: DTCCX

                                                           CLASS R: DRTCX

                                                           CLASS T: DTCTX

                                                           CLASS Z: DRTHX

Contents

The Fund

--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER


Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      5

Your Investment

--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                  11

Services for Fund Investors                                              12

Instructions for Regular Accounts                                        13

Instructions for IRAs                                                    14


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.


The fund's managers use a two-step process to select stocks for the fund. First, NCM Capital Management Group, Inc. analyzes stocks according to traditional financial criteria, generally looking for reasonably priced growth stocks. NCM Capital designates stocks meeting its financial criteria to Dreyfus. Dreyfus then assesses whether a company enhances the quality of life in America by considering its record in the areas of:


* protection and improvement of the environment and the proper use of our natural resources

*     occupational health and safety

*     consumer protection and product purity

*     equal employment opportunity

Consistent with its consumer protection screen, the fund will not purchase shares in a company that manufactures tobacco products. If Dreyfus' assessment does not reveal a negative pattern of conduct in these social areas, the company's stock is eligible for purchase. If Dreyfus determines that a company fails to meet the fund's social criteria, the stock will not be purchased, or if it is already owned, it will be sold as soon as reasonably possible, consistent with the best interests of the fund.

Concepts to understand

SOCIAL SCREENING: Dreyfus uses publicly available information, including reports prepared by "watchdog" groups and governmental agencies, to assist it in the social screening process. Because there are few generally accepted standards for Dreyfus to use in its evaluation, Dreyfus will determine which research tools to use. Dreyfus does not currently examine:

*     corporate activities outside the U.S.

*     nonbusiness activities

* secondary implications of corporate activities (such as the activities of a client or customer of the company being evaluated)



MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The value of your investment in the fund will go up and down, which means that you could lose money.


The fund's socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, the fund may produce more modest gains than funds that are not subject to such special investment considerations.


To the extent that the fund invests in midsize and small companies, the fund may incur additional risks because their operating histories tend to be more limited, their earnings less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies.

The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more sensitive to developments affecting those sectors.


Under adverse market conditions, the fund could invest some of or all its assets in certain fixed-income and money market securities of eligible companies and domestic banks. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its primary investment objective.

The fund may write (sell) covered call option contracts to increase returns. There is the risk that such transactions will reduce returns or increase volatility.

At times, the fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

The Fund       1


PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class Z performance from year to year. The table compares the average annual total return of each of the fund's share classes to that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance. Of course, past performance is no guarantee of future results. Class Z shares generally are not available for new accounts.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS Z SHARES


38.06    1.92    5.23   -7.45   35.81   24.33   29.37   30.17   30.16  -12.90
   91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                    Q4 '98                            +24.26%


WORST QUARTER:                   Q4 '00                            -13.44%

THE YEAR-TO-DATE TOTAL RETURN FOR THE FUND'S CLASS Z SHARES AS OF 6/30/01 WAS -15.10%.


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/00

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                       (8/31/99)                  -18.11%                 --               --                 -1.55%

CLASS B                       (8/31/99)                  -17.05%                 --               --                 -0.48%

CLASS C                       (8/31/99)                  -14.62%                 --               --                  2.13%

CLASS R                       (8/31/99)                  -12.86%                 --               --                  3.22%

CLASS T                       (8/31/99)                  -17.27%                 --               --                 -1.22%

CLASS Z                       (3/29/72)                  -12.90%               18.87%           16.02%                 --

S&P 500                                                   -9.10%               18.33%           17.44%               1.16%*

* BASED ON LIFE OF CLASSES A, B, C, R AND T.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

2



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                             CLASS A     CLASS B     CLASS C     CLASS R     CLASS T     CLASS Z
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                        5.75        NONE        NONE        NONE       4.50        NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS             NONE*       4.00        1.00        NONE       NONE*       NONE
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                  .75         .75         .75         .75        .75         .75

Rule 12b-1 fee                                                  NONE         .75         .75        NONE        .25        NONE

Shareholder services fee                                         .25         .25         .25        NONE        .25         .09


Other expenses                                                   .18         .20         .17         .09        .23         .11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                           1.18        1.95        1.92         .84       1.48         .95


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $688                $928                 $1,187               $1,924

CLASS B

WITH REDEMPTION                                $598                $912                 $1,252               $1,892**

WITHOUT REDEMPTION                             $198                $612                 $1,052               $1,892**

CLASS C

WITH REDEMPTION                                $295                $603                 $1,037               $2,243
WITHOUT REDEMPTION                             $195                $603                 $1,037               $2,243

CLASS R                                        $86                 $268                 $466                 $1,037

CLASS T                                        $594                $897                 $1,222               $2,139

CLASS Z                                        $97                 $303                 $525                 $1,166

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICES FEE: a fee of 0.25% paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Class A, B, C and T shares and a fee of up to 0.25% paid to the fund's distributor for providing shareholder services to the holders of Class Z shares


OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund       3


MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $168 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $585 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


NCM Capital, located at 103 West Main Street, Durham, North Carolina 27701-3638, serves as the fund's sub-investment adviser. NCM Capital was incorporated in 1986 and is one of the nation's largest minority-owned investment management firms. As of June 30, 2001, NCM Capital managed or administered approximately $5.4 billion in assets.

Maceo K. Sloan and Larry Jones serve as the fund's primary portfolio managers with respect to selection of portfolio securities. Mr. Sloan has held his position with the fund since August 1994 and has been employed by NCM Capital since 1986. Mr. Jones has been employed by NCM Capital since June 2001. From May 1997 through May 2001, Mr. Jones was employed at The Kenwood Group, Inc., most
recently as president and director of research.   From 1992 through December
1996, he was chief investment officer at W.R. Lazard & Company.

Lincoln D. Carnam serves as the fund's primary portfolio manager with respect to its areas of social concern. Mr. Carnam has held his position with the fund since April 2001. Mr. Carnam joined Dreyfus in February 1998 as portfolio associate for the small cap equity group. From December 1995 through January 1998, he was a portfolio assistant at Scudder Kemper Investments for international equity products with a focus in socially responsible portfolios.

The fund, Dreyfus, NCM Capital and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


4


FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much an investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                                          YEAR ENDED MAY 31,

CLASS A                                                                                                 2001            2000(1)
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    13.95             13.34

 Investment operations:  Investment income (loss) -- net                                              (.06)(2)            .20(2)

                         Net realized and unrealized gain (loss) on investments                         (2.57)             1.76

 Total from investment operations                                                                       (2.63)             1.96

 Distributions:          Dividends from investment income -- net                                         (.08)               --

                         Dividends from net realized gain on investments                                 (.84)           (1.35)

 Total distributions                                                                                     (.92)           (1.35)

 Net asset value, end of period                                                                          10.40            13.95

 Total return (%)(3)                                                                                   (19.84)          14.90(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.18            1.02(4)

Ratio of net investment income (loss) to average net assets (%)                                          (.51)           1.43(4)

Portfolio turnover rate (%)                                                                             82.54           60.20
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                  22,004          10,999

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.          (4 )NOT ANNUALIZED.

                                                                                                         YEAR ENDED MAY 31,

CLASS B                                                                                                 2001            2000(1)
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    13.88             13.34

 Investment operations:  Investment income (loss) -- net                                              (.16)(2)            .15(2)

                         Net realized and unrealized gain (loss) on investments                         (2.56)             1.74

 Total from investment operations                                                                       (2.72)             1.89

 Distributions:          Dividends from investment income -- net                                         (.06)               --

                         Dividends from net realized gain on investments                                 (.84)           (1.35)

 Total distributions                                                                                     (.90)           (1.35)

 Net asset value, end of period                                                                          10.26            13.88

 Total return (%)(3)                                                                                   (20.58)           14.34(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.95             1.55(4)

Ratio of net investment income (loss) to average net assets (%)                                         (1.30)            1.07(4)

Portfolio turnover rate (%)                                                                             82.54             60.20
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                  31,152             20,812

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3) EXCLUSIVE OF SALES CHARGE.          (4) NOT ANNUALIZED.

The Fund       5




FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                          YEAR ENDED MAY 31,

CLASS C                                                                                                 2001             2000(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    13.88             13.34

 Investment operations:  Investment income (loss) -- net                                              (.16)(2)            .11(2)

                         Net realized and unrealized gain (loss) on investments                         (2.54)             1.78

 Total from investment operations                                                                       (2.70)             1.89

 Distributions:          Dividends from investment income -- net                                         (.06)               --

                         Dividends from net realized gain on investments                                 (.84)           (1.35)

 Total distributions                                                                                     (.90)           (1.35)

 Net asset value, end of period                                                                          10.28            13.88

 Total return (%)(3)                                                                                   (20.48)          14.34(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.92            1.54(4)

Ratio of net investment income (loss) to average net assets (%)                                         (1.28)            .77(4)

Portfolio turnover rate (%)                                                                             82.54            60.20
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                   7,037            5,234

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3) EXCLUSIVE OF SALES CHARGE.          (4) NOT ANNUALIZED.

                                                                                                           YEAR ENDED MAY 31,

CLASS R                                                                                                  2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    14.00             13.34

 Investment operations:  Investment income (loss) -- net                                              (.03)(2)            .26(2)

                         Net realized and unrealized gain (loss) on investments                         (2.58)             1.75

 Total from investment operations                                                                       (2.61)             2.01

 Distributions:          Dividends from investment income -- net                                         (.09)               --

                         Dividends from net realized gain on investments                                 (.84)            (1.35)

 Total distributions                                                                                     (.93)            (1.35)

 Net asset value, end of period                                                                          10.46            14.00

 Total return (%)                                                                                      (19.64)           15.30(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              .84             .75(3)

Ratio of net investment income (loss) to average net assets (%)                                         (.20)           1.69(3)

Portfolio turnover rate (%)                                                                            82.54           60.20
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                 39,854           45,641

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3) NOT ANNUALIZED.

6

                                                                                                          YEAR ENDED MAY 31,

CLASS T                                                                                                 2001            2000(1)
--------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    13.85             13.34

 Investment operations:  Investment income (loss) -- net                                              (.10)(2)            .20(2)

                         Net realized and unrealized gain (loss) on investments                         (2.54)             1.66

 Total from investment operations                                                                       (2.64)             1.86

 Distributions:          Dividends from investment income -- net                                         (.08)               --

                         Dividends from net realized gain on investments                                 (.84)           (1.35)

 Total distributions                                                                                     (.92)           (1.35)

 Net asset value, end of period                                                                          10.29            13.85

 Total return (%)(3)                                                                                   (20.08)           14.14(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.48             1.21(4)

Ratio of net investment income (loss) to average net assets (%)                                          (.82)            1.40(4)

Portfolio turnover rate (%)                                                                             82.54            60.20
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                     998            456

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.          (4) NOT ANNUALIZED.

                                                                                                 YEAR ENDED MAY 31,

 CLASS Z                                                                         2001      2000(1)     1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.00      12.72     11.78      10.01       9.25

 Investment operations:  Investment income (loss) -- net                      (.04)(2)     .08(2)    (.01)        .01        .02

                           Net realized and unrealized

                         gain (loss) on investments                            (2.58)       2.55      2.29       2.68       2.16

 Total from investment operations                                              (2.62)       2.63      2.28       2.69       2.18

 Distributions:          Dividends from

                         investment income -- net                               (.08)         --        --      (.02)      (.02)

                           Dividends from net realized

                         gain on investments                                    (.84)     (1.35)    (1.34)      (.90)     (1.40)

 Total distributions                                                            (.92)     (1.35)    (1.34)      (.92)     (1.42)

 Net asset value, end of period                                                 10.46      14.00     12.72      11.78      10.01

 Total return (%)                                                             (19.69)      20.91     20.30      27.76      25.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .95        .96       .96        .97       1.03

 Ratio of net investment income (loss)
 to average net assets (%)                                                      (.32)        .60     (.11)        .07        .22

 Portfolio turnover rate (%)                                                    82.54      60.20     75.88     70.41       66.52
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                      1,034,078  1,310,890  1,130,190   911,688    677,084

(1)  THE FUND CHANGED TO A SIX-CLASS FUND ON AUGUST 31, 1999.  THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


The Fund       7


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS R shares are designed for eligible institu- tions on behalf of their clients and for eligible charitable organizations (individuals may not purchase these shares directly)


* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon (because Class A has lower expenses than Class T, if you invest $1 million or more in the fund, you should consider buying Class A shares)


*     CLASS Z shares generally are not available for new accounts

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A and Class T sales charge


LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.


CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

8


Share class charges


EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.


--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                    Sales charge                               Sales charge
                                                    deducted as a %                            as a % of your
Your investment                                     of offering price                          net investment
---------------------------------------------------------------------------------------------------------------------------------

                                                     Class                Class                Class                Class
                                                     A                    T                    A                    T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%                4.50%                6.10%                4.70%

$50,000 -- $99,999                                   4.50%                4.00%                4.70%                4.20%

$100,000 -- $249,999                                 3.50%                3.00%                3.60%                3.10%

$250,000 -- $499,999                                 2.50%                2.00%                2.60%                2.00%

$500,000 -- $999,999                                 2.00%                1.50%                2.00%                1.50%

$1 million or more*                                  0.00%                0.00%                0.00%                0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase
(except shares bought through dividend reinvestment).

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.

--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                 CDSC as a % of your initial
Years since purchase             investment or your redemption
was made                         (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                    4.00%

2 -- 4 years                     3.00%

4 -- 5 years                     2.00%

5 -- 6 years                     1.00%

More than 6 years                Shares will automatically
                               convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

--------------------------------------------------------------------------------

CLASS R AND CLASS Z -- NO SALES CHARGE OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional

--------------------------------------------------------------------------------


REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS


TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.


Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, R and Z are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Your Investment       9


ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:


* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares


* the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*     change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*     requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

10


DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE


LONG-TERM
CAPITAL GAINS                 8%/10%                18%/20%


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.


The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket, purchased after December 31, 2000.


Your Investment       11



SERVICES FOR FUND INVESTORS

IF YOU PURCHASED FUND SHARES through a third party, different restrictions on the services and privileges offered by the fund may be imposed, or the third party may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.

--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER ((reg.tm))        from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.


DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from the
                                fund into another Dreyfus fund or certain
                                Founders-advised funds (not available for IRAs).

--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund or
                                certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange in writing or by phone, or by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.


Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

12


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund

    P.O. Box 9268, Boston, MA 02205-8502

   Attn: Institutional Processing

           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900051787

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

         Automatically

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund P.O. Box 9268, Boston, MA 02205-8502 Attn: Institutional Processing


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051787

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert "1111" before your account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.



ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.


TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds


Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing


WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.


DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.


CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment       13



INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.


   Mail your application and a check to:
   The Dreyfus Trust Company, Custodian
   P.O. Box 9552, Boston, MA 02205-8568
   Attn:  Institutional Processing


          By Telephone

          Automatically





TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.


Mail the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing



WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051787

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert "1111" before your account number.


ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld


Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling shares").

Mail your request to:
The Dreyfus Trust Company
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

14





NOTES

For More Information

The Dreyfus Premier Third Century Fund, Inc.
-------------------------------------
SEC file number:  811-2192

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or (516) 338-3300

Holders of Class Z shares should call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov


You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


Printed on recycled paper.

50% post-consumer.

Process chlorine free.

Vegetable-based ink.

(c) 2001 Dreyfus Service Corporation                                  035P1001


------------------------------------------------------------------------------
                        THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
                        CLASS A, CLASS B, CLASS C, CLASS R, CLASS T
                               AND CLASS Z SHARES
                       STATEMENT OF ADDITIONAL INFORMATION


                                 OCTOBER 1, 2001

------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Dreyfus Premier Third Century Fund, Inc. (the "Fund"), dated October 1, 2001, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144 or call the following numbers:


            Call Toll Free 1-800-554-4611
            (Holders of Class Z shares should call 1-800-645-6561) In New York City -- Call 718-895-1206 Outside the U.S. -- Call 516-794-5452

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                         PAGE


Description of the Fund..................................................B-2
Management of the Fund...................................................B-8
Management Arrangements..................................................B-12
Purchase of Shares.......................................................B-17
Distribution Plans and Shareholder Services Plans........................B-24
Redemption of Shares.....................................................B-26
Shareholder Services.....................................................B-31
Determination of Net Asset Value.........................................B-37
Dividends, Distributions and Taxes.......................................B-37
Portfolio Transactions...................................................B-40
Performance Information..................................................B-43
Information about the Fund...............................................B-45
Counsel and Independent Auditors.........................................B-46




(PAGE)


                            DESCRIPTION OF THE FUND

      The Fund was incorporated under Delaware law on May 6, 1971 and commenced operations on March 29, 1972. On July 30, 1982, the Fund changed its state of incorporation to Maryland. The Fund is an open-end management investment company, known as a mutual fund. Prior to August 31, 1999, the Fund's name was The Dreyfus Third Century Fund, Inc. The Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.


      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager has engaged NCM Capital Management Group, Inc. ("NCM Capital") to serve as the Fund's sub-investment adviser. NCM Capital provides day-to-day management of the Fund's portfolio, subject to the supervision of the Manager.


      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      During a period when it becomes desirable to move the Fund toward a defensive position because of adverse trends in the financial markets or the economy, the Fund may invest some of or all its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate bonds, high grade commercial paper, repurchase agreements, time deposits, bank certificates of deposit, bankers' acceptances and other short-term bank obligations issued in this country as well as those issued in dollar denominations by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks. The Fund also may purchase these types of securities when it has cash reserves or in anticipation of taking a market position.

      U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of U.S. Treasury Securities, which differ in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal.

      FOREIGN SECURITIES. The Fund may invest in foreign securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities, provided such investments are consistent with the Fund's investment objectives. Illiquid securities are securities which are not readily marketable, including those with legal or contractual restrictions on resale. Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), permits certain resales of restricted securities to qualified institutional buyers without registration under the Securities Act ("Rule 144A Securities"). The Fund's Board has directed the Manager to monitor the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information, and has approved procedures to determine whether a readily available market exists. Rule 144A Securities for which there is a readily available market are not illiquid. Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so, which could adversely affect the Fund's net asset value.

      When the Fund purchases securities that are illiquid due to the fact that such securities have not been registered under the Securities Act, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such securities and the registration of the securities permitting sale. The valuation of illiquid securities will be monitored by the Manager subject to the supervision of the Fund's Board.

      REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and the Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. The Manager will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

      CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

      BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

INVESTMENT TECHNIQUES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      WRITING AND PURCHASING OPTIONS. To earn additional income on its portfolio, the Fund, to a limited extent, may write covered call options on securities owned by the Fund ("covered options" or "options") and purchase call options in order to close option transactions, as described below.

      A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a covered option is written by the Fund, the Fund will make arrangements with the Fund's custodian, to segregate the underlying securities until the option either is exercised, expires or the Fund closes out the option as described below. A covered option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. To limit this exposure, the value of the portfolio securities underlying covered call options written by the Fund will be limited to an amount not in excess of 20% of the value of the Fund's net assets at the time such options are written.

      The Fund will purchase call options only to close out open positions. To close out a position, the Fund may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof.

      BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "Act"), which permits an investment company to borrow an amount up to 33 1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

      The following information supplements and should be read in conjunction with the Fund's Prospectus.


      The Fund's objectives and special considerations (social screens), as described in the Fund's Prospectus, cannot be changed without approval by the holders of a majority, as defined in the Act, of the Fund's outstanding voting shares. The Fund's Board may adopt additional criteria or restrictions governing the Fund's investments if the Board determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner, but the Board may not change the four existing special considerations described in the Prospectus without shareholder approval.


      The Board will review new portfolio acquisitions in light of the Fund's special concerns at their next regular meeting. While the Board will disqualify a company evidencing a pattern of conduct that is inconsistent with the Fund's special standards, the Board need not disqualify a company on the basis of incidents that, in the Board's judgment, do not reflect the company's policies and overall current level of performance in the areas of special concern to the Fund. The performance of companies in the areas of special concern is reviewed regularly to determine their continued eligibility.


      The Board of the Fund may, to a limited extent, authorize the purchase of securities of foreign companies which have not been declared eligible for investment ("ineligible securities") in order to facilitate the purchase of securities of other foreign companies which are contributing or will contribute to the enhancement of the quality of life in America and which have been declared eligible for investment ("eligible securities"). Certain countries have limited, either permanently or temporarily, the ability of foreigners to purchase shares of their domestic companies, shares which are already owned outside the country or shares which may be obtained through the sale of shares of other companies located in the same country which are owned outside that country. Accordingly, the Fund may purchase ineligible securities so that these securities may be sold or redeemed in the country of origin, and the proceeds thus received used for the purchase of eligible securities.

      Otherwise ineligible securities purchased for this limited purpose would be held in the Fund's portfolio for a maximum of 60 days in order to enable the Fund to have sufficient time to provide for the transportation of the securities and their sale or redemption. Most transactions of this type, however, are expected to be completed in a much shorter period. Furthermore, such investments are limited, as a fundamental policy, in the aggregate, to a maximum of 2% of the net assets of the Fund at the time of investment. Engaging in these transactions will result in additional expense to the Fund in the form of brokerage commissions incurred in the purchase and sale of the ineligible security. Finally, the Fund's Board would authorize investments in ineligible securities only for the purpose of facilitating the purchase of securities of a specific eligible company.

      SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager and NCM Capital. However, if such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


INVESTMENT RESTRICTIONS


      The Fund has adopted investment restrictions numbered 1 through 16 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority, as defined in the Act, of the Fund's outstanding voting shares. Investment restrictions numbered 17 and 18 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.

      1. The Fund's special considerations described in the Fund's Prospectus will not be changed without stockholder approval. The Board may from time to time without stockholder approval adopt additional criteria or restrictions governing the Fund's investments if the Board determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner. Any such new criteria or restrictions would not be fundamental policies of the Fund and could be subsequently terminated or changed by the Board at any time without stockholder approval.


      2. The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the United States Government or any instrumentality thereof).

      3. The Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

      4. The Fund may not purchase securities of any company having less than three years' continuous operating history (including that of any predecessors) if such purchase would cause the value of the Fund's investments in all such securities to exceed 5% of the value of its net assets. See also Investment Restriction No. 10.

      5. The Fund may not purchase securities of closed-end investment companies except in connection with a merger or consolidation of portfolio companies. The Fund shall not purchase or retain securities issued by open-end investment companies other than itself.


      6. The Fund may not purchase or retain the securities of any issuer if officers or Board members of the Fund or of its investment adviser, who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.


      7. The Fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with Item 18 below, in securities of companies engaged in oil, gas or mineral investments or activities. This limitation shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.

      8. The Fund may not borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

      9. The Fund may not make loans other than by the purchase, consistent with Item 18 below, of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions. The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans.

      10. The Fund may not act as an underwriter of securities of other issuers.


      11. The Fund may not purchase from or sell to any of its officers or Board members, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.


      12. The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

      13. The Fund may not purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      14. The Fund may not sell any security short or engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written. In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

      15. The Fund may not concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.


      16. The Fund may not purchase warrants in excess of 2% of the value of its net assets. Such warrants shall be valued at fair market value, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this restriction only.


      17. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

      18. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation...........................Investment Adviser
      NCM Capital Management Group, Inc.................Sub-Investment Adviser
      Dreyfus Service Corporation.......................Distributor
      Dreyfus Transfer, Inc.............................Transfer Agent
      Mellon Bank, N.A..................................Custodian


      Board members and officers of the Fund, together with information as to their principal business occupation during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND

CLIFFORD L. ALEXANDER,  JR., BOARD MEMBER.  Since 1981, President of Alexander &
     Associates, Inc., a management consulting firm, and since October 2000, Chairman of the Board of Moody's Corporation. From October 1999 through September 2000, he was Chairman of the Board and Chief Executive Officer, and from February 1993 through September 1999, he was a director of The Dun and Bradstreet Corporation. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation; IMS Health, a service provider of marketing information and information technology; WorldCom and Mutual of America Life Insurance Company. He is 68 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

LUCY WILSON  BENSON,   BOARD  MEMBER.   President  of  Benson  and   Associates,
     consultants to business and government. Mrs. Benson is a director of The International Executive Service Corp. She is also Vice Chairman of the Citizens Network for Foreign Affairs and of The Atlantic Council of the U.S., and a member of the Council on Foreign Relations. Mrs. Benson is also a member of the Town Meeting, Town of Amherst, Massachusetts. From 1987 to 2000, Mrs. Benson was a director of COMSAT Corporation and was a Trustee of the Alfred P. Sloan Foundation from 1975 to 1977 and from 1981 to 2000. She was also a member of the Board of Trustees of Lafayette College from 1985 to 2000 for which she served as Vice Chairman of the Board of Trustees from 1990 to 2000. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation, from 1990 to 1998, she was a director of the General RE Corporation, and from 1987 to 1999, she was a director of the Logistics Management Institute. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 74 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

JOSEPH S. DIMARTINO,  CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association; PlanVista Corporation (formerly, HealthPlan Services), a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor; Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies; The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants; and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.

      For so long as the Fund's plans described in the section captioned "Distribution Plans and Shareholder Services Plans" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

      The Fund typically pays its Board members its allocated portion of an annual retainer fee of $25,000 and a fee of $4,000 per meeting ($500 per telephone meeting) attended for the Fund and four other funds (comprised of 19 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate compensation paid to each Board member by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board Member's total compensation)* for the year ended December 31, 2000, pursuant to the compensation schedule then in effect is as follows:

                                                  Total
                                               Compensation
                          Aggregate From     Fund and Fund
    Name of Board         Compensation       Complex Paid to
        MEMBER            FROM FUND**          BOARD MEMBER

Clifford L. Alexander         $7,572          $124,277 (48)

Lucy Wilson Benson            $7,572          $107,283 (33)

Joseph S. DiMartino           $9,453          $805,537 (194)

-------------------------

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member served.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,330 for all Board members as a group.


OFFICERS OF THE FUND


STEPHEN E. CANTER,  PRESIDENT.  Chairman of the Board,  Chief Executive Officer,
     President and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 180 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old.

MARK N. JACOBS, VICE PRESIDENT.  Executive Vice President, Secretary and General
     Counsel of the Manager, and an officer of 94 investment companies (comprised of 193 portfolios) managed by the Manager. He is 55 years old.

JOSEPH CONNOLLY, VICE PRESIDENT AND TREASURER. Director - Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old.

STEVEN F. NEWMAN, SECRETARY. Assistant Secretary and Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 193 portfolios) managed by the Manager. He is 52 years old.

MICHAEL A.  ROSENBERG,  ASSISTANT  SECRETARY.  Associate  General Counsel of the
     Manager, and an officer of 93 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY. Associate General Counsel of the Manager, and an officer of 10 investment companies (comprised of 59 portfolios) managed by the Manager. He is 36 years old.

JAMES WINDELS, ASSISTANT TREASURER. Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 99 portfolios) managed by the Manager. He is 43 years old.

      The address of each Fund officer is 200 Park Avenue, New York, NY 10166.


      Board members and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund on September 20, 2001.

      The following persons are known by the Fund to own 5% or more of the Fund's voting securities outstanding on September 20, 2001:

      Class A: Bear Stearns Securities Corp., FBO 105-04006-11, One Metrotech Center North, Brooklyn, NY 11201 - 12.19%; Morgan Keegan & Company Inc., FBO Southeastern Trust Company, Sisters of Mercy of NC, Future Support Trust DTD 06-02-80, Six Calendar Court STE One, Columbia, SC 29206 - 12.15%; MLPF&S for the Sole Benefit of its Customers, Attn Fund Administration, A/C 97BYO, 4800 Deer Lake Drive, Jacksonville, FL 32246 - 9.92%; Class B: MLPF&S for the Sole Benefit of its Customers, Attn Fund Administration, A/C 97BY1, 4800 Deer Lake Drive, Jacksonville, FL 32246 - 5.61%; Class C: MLPF&S for the Sole Benefit of its Customers, Attn Fund Administration, A/C 97BY1, 4800 Deer Lake Drive, Jacksonville, FL 32246 - 21.78%; Class R: State of Wisconsin DC Plan, PO Box 182436, Columbus, OH 43218 - 91.16%; Class T: A G Edwards & Sons 015, C/F Jane Bryan-Jones, FBO Jane Bryan-Jones, Profit Sharing Plan, 145 Marvin Avenue, Los Altos, CA 94022 - 8.64%; Doris J Running TTEE, Doris J Running Trust, U/A DTD 3-30-89, As Amended, 6036 Maple Ridge Drive, Bay City, MI 48706 - 7.48%; Lee Hartz TR, U/A DTD 06/30/1995, Lee Hartz Liv Trust, 6615 Schmidt Lane, El Cerrito, CA 94530 - 6.42%; Duncan Peterson & Judith, Peterson TTEE D & J Peterson, Fam TR U/A DTD 03/08/1999, PO Box 3070, Half Moon Bay, CA 94019 - 5.81%; Painewebber For The Benefit Of Texas MFD Housing Association Inc., 401k Plan UAD 2/26/98, C/O W Ehrle/S Rogers TTEES, 8105 Exchange Drive Austin, TX 78754 - 5.45%; Class Z: Nationwide Life Insurance Company, FBO Naco Variable Account, C/O IPO CO 67, PO Box 182029, Columbus, OH 43218 - 7.30%; Nationwide QPVA, Qualified Plans Variable Account, C/O IPO CO 67, PO Box 182029, Columbus, OH 43218 - 6.64%; Nationwide DC Variable Account, C/O IPO CO 53, PO Box 182029, Columbus, OH 43218 - 5.73%.


                            MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.


      The Manager provides investment advisory services pursuant to the Management Agreement (the "Agreement") between the Manager and the Fund. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).

      As compensation for the Manager's services to the Fund, under the Agreement the Fund has agreed to pay the Manager a fee payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. For the fiscal years ended May 31, 1999, 2000 and 2001, the Fund paid the Manager pursuant to the Agreement a fee of $7,521,525, $9,708,257 and $9,989,469, respectively.

     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Chief Investment Officer, Senior Vice President and a director; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, Martin G. McGuinn, Michael
G. Millard, Richard W. Sabo and Richard F. Syron, directors.


      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund managed by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Code of Ethics' preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      SUB-INVESTMENT ADVISER. NCM Capital provides sub-investment advisory services to the Fund pursuant to a Sub-Investment Advisory Agreement between the Manager and NCM Capital. The Sub-Investment Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the Act) of any party to the Sub-Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Investment Advisory Agreement contains a restriction on NCM Capital's ability to act as the investment adviser or sub-investment adviser for other registered funds with socially responsible investment policies without the consent of the Fund or the Manager. The Sub-Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Manager, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by NCM Capital. The Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act). In addition, if the Management Agreement terminates for any reason, the Sub-Investment Advisory Agreement will terminate effective upon the date the Management Agreement terminates.

      As compensation for NCM Capital's services under the Sub-Investment Advisory Agreement, the Manager has agreed to pay NCM Capital a fee, payable monthly, at an annual rate as set forth below:


                                                Annual Fee as a Percentage of
TOTAL ASSETS                                       AVERAGE DAILY NET ASSETS
------------                                       ------------------------
0 to $400 million.............................            .10 of 1%
In excess of $400 million
 to $500 million..............................            .15 of 1%
In excess of $500 million
 to $750 million..............................            .20 of 1%
In excess of $750 million.....................            .25 of 1%


     For the period from April 22, 1996 through June 14, 1999, NCM Capital served as the Fund's sub-investment adviser pursuant to an Amended and Restated Sub-Investment Advisory Agreement (the "Former Amended and Restated Sub-Advisory Agreement"), the terms of which were identical to the terms of the Sub-Investment Advisory Agreement in all material respects. The fee structure pursuant to which the Manager paid NCM Capital under the Former Amended and Restated Sub-Advisory Agreement was identical to the fee structure that is in effect under the Sub-Investment Advisory Agreement, as set forth above. For the fiscal year ended May 31, 1999, Dreyfus paid NCM Capital a sub-investment advisory fee of $1,682,175 pursuant to the Former Amended and Restated Sub-Advisory Agreement. For the period from June 1, 1999 to June 14, 1999, the Manager paid NCM Capital a sub-advisory fee of $78,677 pursuant to the Former Amended and Restated Sub-Advisory Agreement and for the period from June 15, 1999 to May 31, 2000, and for the fiscal year ended May 31, 2001, the Manager paid NCM Capital a sub-advisory fee of $2,281,088 and $2,504,823, respectively, pursuant to the Sub-Investment Advisory Agreement.

     The following  persons are officers and/or directors of NCM Capital;  Maceo
K. Sloan, Chairman and Chief Executive Officer; Edith H. Noel, Senior Vice President, Corporate Secretary and Treasurer; Larry Jones, Chief Investment Officer; Benjamin Blakney, Director, President and Chief Operating Officer; Benjamin S. Ruffin, Director; Victoria Treadwell, Senior Vice President and
Director of Client Services; Paul L. VanKampen, Senior Vice President and Director of Fixed Income; Tammie F. Coley, Vice President and Chief Financial Officer; David C. Carter, Vice President, Portfolio Manager; Michael J. Ferraro, Vice President and Director of Trading; Linda Jordan, Regional Vice President, Marketing; Lorenzo Newsome, Senior Vice President and Director of Fixed Income Research; Marc Reid, Vice President, Client Services; Drake J. Craig, Senior Vice President, Director of Equities; Mellissa Thomas, Vice President, Client Services; Randell Cain, Jr., CFA, Vice President, Portfolio Manager; Shayne John, Vice President, Portfolio Manager.

     NCM Capital provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of the Manager and the approval of the Fund's Board. The Manager and NCM Capital provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Lincoln D. Carnam, Larry Jones and Maceo K. Sloan. The Manager and NCM Capital also maintain research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager or NCM Capital.

     EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager and/or NCM Capital. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or NCM Capital, or any affiliate of the Manager or NCM Capital, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing, printing and distributing certain prospectuses and statements of additional information, and any extraordinary expenses. In addition, Class B, Class C and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C, Class T and Class Z shares are subject to an annual service fee. See "Distribution Plans and Shareholder Services Plans."

     The Manager and NCM Capital have agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed, with respect to Class Z of the Fund, 1 1/2% of the average value of the Fund's net assets attributable to its Class Z shares, the Fund may deduct from the fees to be paid to the Manager, or the Manager will bear, the excess expense. For each fiscal year of the Fund, the Manager and NCM Capital will pay or bear such excess on a pro rata basis in proportion to the relative fees otherwise payable to each pursuant to the Management Agreement and the Sub-Investment Advisory Agreement, respectively. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis and will be limited to the amount of fees otherwise payable to the Manager and NCM Capital under each respective agreement.

     DISTRIBUTOR. The Distributor, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Fund's distributor. Therefore, the disclosure below of amounts retained on the sale of the Fund's shares for the period from August 31, 1999 through March 21, 2000 refers to amounts retained by Premier. The disclosure below for the period from March 22, 2000 through May 31, 2000 and for the fiscal year ended May 31, 2001 refers to amounts retained by the Distributor, from sales loads with respect to Class A and Class T and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C of the Fund. The disclosure below of amounts retained on the sale of the Fund's shares for the fiscal year May 31, 2000 refers to the aggregate amount retained by the Distributor and Premier from sales loads, with respect to Class A and Class T, and from CDSCs, with respect to Class B and Class C, for that period.


                                                              Fiscal     Fiscal
                Period from             Period from           Year       Year
                August 31, 1999         March 22, 2000        Ended      Ended
CLASS OF FUND   THROUGH MARCH 21, 2000  THROUGH MAY 31, 2000  2000       2001
-------------   ---------------------   --------------------  ----       ----

Class A         $29,759                 $12,888               $42,647    $48,803
Class B         $     0                 $     0               $     0    $78,533
Class C         $     0                 $   297               $   297    $ 4,272
Class T         $   282                 $    24               $   306    $ 1,008




     The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor may pay dealers a higher fee, however, and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including from past profits or any other source available to it.

     The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.


       TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9263 Boston, Massachusetts 02205-8501, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, Mellon Bank, N.A. holds the Fund's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

                               PURCHASE OF SHARES

      GENERAL. Class A, Class B, Class C and Class T shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.

      Class R shares are offered only to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution or to customers who received and hold shares of the Fund distributed to them by virtue of such an account or relationship, and to charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). Class R shares may be purchased for qualified or non-qualified employee benefit plans, including pension, profit-sharing, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and other deferred compensation plans, whether established by corporations, partnerships, non-profit entitites or state and local governments ("Retirement Plans") only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      Class Z shares are offered to holders of those Fund accounts which existed on August 30, 1999 and continue to exist at the time of purchase. In addition, certain broker-dealers and other financial institutions maintaining accounts with the Fund on August 30, 1999 may open new accounts in Class Z of the Fund on behalf of Retirement Plans and "wrap accounts" or similar programs.

      When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

      Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Agent in this regard.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

      Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

      CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                  Total Sales Load
                            -----------------------------
                            As a % of        As a % of            Dealers'
                            offering         net asset         Reallowance as
AMOUNT OF TRANSACTION       price per        value per             a % of
                              share            share           offering price
                            -----------     -------------     -----------------
Less than $50,000..........    5.75             6.10                5.00
$50,000 to less than
$100,000...................    4.50             4.70                3.75
$100,000 to less than
$250,000...................    3.50             3.60                2.75
$250,000 to less than
$500,000...................    2.50             2.60                2.25
$500,000 to less than
$1,000,000.................    2.00             2.00                1.75
$1,000,000 or more.........    -0-              -0-                 -0-

      A contingent deferred sales charge ("CDSC") of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

      Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain Funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, or certain other products made available by the Distributor to such plans, or
(b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds, certain Funds advised by Founders or certain other products made available by the Distributor to such plans.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:

                                          TOTAL SALES LOAD
                                          ----------------
                                                                    Dealers'
                                     As a % of       As a % of     Reallowance
                                   Offering price net asset value   as a % of
AMOUNT OF TRANSACTION                   PER SHARE      PER SHARE  OFFERING PRICE
---------------------              ------------------------------ --------------
Less than $50,000.............          4.50           4.70            4.00
$50,000 to less than $100,000.          4.00           4.20            3.50
$100,000 to less than $250,000          3.00           3.10            2.50
$250,000 to less than $500,000          2.00           2.00            1.75
$500,000 to less than $1,000,000        1.50           1.50            1.25
$1,000,000 or more............          -0-             -0-            -0-

     A CDSC of 1.00% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

     Class T shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans.

     Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class T shares of the Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a CDSC.

     DEALER REALLOWANCE -- CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

     SALES LOADS -- CLASS A AND CLASS T. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


     Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on May 31,2001:

NAV per share                                            $10.40

Per Share Sales Charge - 5.75% of offering price
  (6.10% of net asset value per share)                   $  .63

Per Share Offering Price to Public                       $11.03

      Set forth below is an example of the method of computing the offering price of the Fund's Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class T shares on May 31, 2001:

NAV per share                                            $10.29

Per Share Sales Charge - 4.50% of offering price
  (4.70% of net asset value per share)                   $  .48

Per Share Offering Price to Public                       $10.77


      RIGHT OF ACCUMULATION--CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and T shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by Dreyfus or Founders which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A and Class T shares of the Fund, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of the Fund, or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

      To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "Redemption of Shares--Contingent Deferred Sales Charge--Class B Shares." The Distributor compensates certain Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "Redemption of Shares."

      CLASS R AND CLASS Z SHARES. The public offering price for Class R and Class Z shares is the net asset value per share of the respective Class.

      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated.

      Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such PURCHASE ORDER. TO QUALIFY TO USE DREYFUS TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of SHARES--DREYFUS TELETRANSFER Privilege." The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLANS

      Class B, Class C and Class T shares are each subject to a Distribution Plan and Class A, Class B, Class C, Class T and Class Z shares are each subject to a Shareholder Services Plan.

      DISTRIBUTION PLANS. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan with respect to the Fund's Class B and Class C shares (the "Class B and Class C Distribution Plan") pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. The Fund's Board believes that there is a reasonable likelihood that the Class B and Class C Distribution Plan will benefit the Fund and holders of its Class B and Class C shares.

      The Fund's Board has also adopted a plan pursuant to the Rule with respect to Class T shares (the "Class T Distribution Plan") pursuant to which the Fund pays the Distributor for distributing the Fund's Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Agents in respect of advertising, marketing and other distribution services for Class T shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made. The Fund's Board believes that there is a reasonable likelihood that the Class T Distribution Plan will benefit the Fund and holders of its Class T shares.

      A quarterly report of the amounts expended under the Class B and Class C Distribution Plan and the Class T Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition each Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Fund's Class B, Class C or Class T shares may bear pursuant to the respective Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plans must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements entered into in connection with the Distribution Plans, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.


      For the fiscal year ended May 31, 2001, the Fund paid the Distributor $217,331 and $53,820, with respect to Class B and Class C shares, respectively, pursuant to the Class B and Class C Distribution Plan, and $1,960 for Class T shares pursuant to the Class T Distribution Plan.


      SHAREHOLDER SERVICES PLANS. The Fund has adopted a Shareholder Services Plan with respect to its Class A, Class B, Class C and Class T shares (the "Class A, Class B, Class C and Class T Shareholder Services Plan") pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A, Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Class A, Class B, Class C and Class T Shareholder Services Plan, the Distributor may make payments to Agents in respect of these services.

      The Fund has also adopted a Shareholder Services Plan with respect to its Class Z shares (the "Class Z Shareholder Services Plan"), pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets with respect to Class Z shares for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

      A quarterly report of the amounts expended under the Class A, Class B, Class C and Class T Shareholder Services Plan and the Class Z Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the fiscal year ended May 31, 2001, the Fund paid the Distributor $1,111,593, with respect to Class Z shares, pursuant to the Class Z Shareholder Services Plan and $42,073, $72,444, $17,940 and $1,960, with respect to Class A, Class B, Class C and Class T shares, respectively, pursuant to the Class A, Class B, Class C and Class T, Shareholder Services Plan.


                              REDEMPTION OF SHARES

      GENERAL. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

      The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


      PROCEDURES. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. (Holders of Class Z shares should call 1-800-645-6561.) You also may redeem shares through the Wire REDEMPTION PRIVILEGE OR THE DREYFUS TELETRANSFER Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you are a client of certain Selected Dealers, you can also redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are NOT ELIGIBLE FOR THE WIRE REDEMPTION, TELEPHONE REDEMPTION OR DREYFUS TELETRANSFER Privilege.


      The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

      CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
(i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares:

      Year Since                           CDSC as a % of
      Purchase Payment                     Amount Invested or
      WAS MADE                             REDEMPTION PROCEEDS
      ----------------------               -------------------
      First...............................         4.00
      Second..............................         4.00
      Third...............................         3.00
      Fourth..............................         3.00
      Fifth...............................         2.00
      Sixth...............................         1.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

     WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B, or Class A shares or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.


      WIRE REDEMPTION PRIVILEGE. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form or a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. Investors should be aware that if they have SELECTED THE DREYFUS TELETRANSFER Privilege, any request for a wire redemption will be EFFECTED AS A DREYFUS TELETRANSFER transaction through the Automated Clearing House System unless more prompt transmittal specifically is requested. Holders of jointly registered FUND OR BANK ACCOUNTS MAY REDEEM THROUGH THE DREYFUS TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. See "Purchase of SHARES--TELETRANSFER Privilege."

      STOCK CERTIFICATES; SIGNATURES. Any stock certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" should appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors such as consular verification.


      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund. If the recipient sold such securities, brokerage charges would be incurred.


      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under Item D above, you or your Agent must notify the Transfer Agent of your prior ownership of shares with a sales load and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having identical names and other identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561). The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). DREYFUS-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to Dreyfus Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without imposition of the sales load in shares of other funds that are offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis of 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

      Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

      LETTER OF INTENT--CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund, as applicable, held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period.

      DREYFUS STEP PROGRAM. Holders of Fund accounts since August 30, 1999 who had enrolled in Dreyfus Step Program may continue to purchase shares of the same class (currently designated Class Z shares) without regard to the Fund's minimum initial INVESTMENT REQUIREMENTS THROUGH DREYFUS-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. Participation in this Program may be terminated by the shareholder at any time by discontinuing participation in DREYFUS-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s).The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "Account Policies-General Policies" in the Fund's Prospectus. The Fund may modify or terminate this Program at any time. The Dreyfus Step Program is not available to open new accounts in any Class of the Fund.

      CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, Education IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans. Plan support services also are available.

      Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

      The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. The minimum initial investment for Education IRAs is $500, with no minimum on subsequent purchases.

      The investor should read the Prototype Retirement Plan and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                        DETERMINATION OF NET ASSET VALUE

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY SHARES."


      VALUATION OF PORTFOLIO SECURITIES. Portfolio securities, including warrants and covered call options written, are valued at the last sales price on the securities exchange on which the securities primarily are traded or at the last sales price on the national securities market. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Market quotations of foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board. The Fund's Board will review the method of valuation on a regular basis. In making their good faith valuation, the Board will generally take the following into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if they believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists will usually be valued initially at cost. Any subsequent adjustments from cost will be based upon considerations deemed relevant by the Fund's Board. Expenses and fees, including the advisory fees and fees pursuant to the Distribution Plans and Shareholder Services Plans, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that the Fund has qualified for the fiscal year ended May 31, 2001 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a "regulated investment company" relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with applicable provisions of the Code. Among the requirements for such qualification is that the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and the Fund must meet certain asset diversification and other requirements. However, the Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed income and capital gains. If the Fund does not qualify as a "regulated investment company", it will be subject to the general rules governing the federal income taxation of corporations under the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. The Fund may also make distributions of net capital gain (the excess of net capital gain over net capital loss). Under current law, the maximum effective federal income tax rate applicable net capital gains of a noncorporate shareholder is 20%. Such treatment would apply regardless of the length of time the shares of the Fund have been held by a shareholder.

      Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time include the amount of any forthcoming distribution. Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the original cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months (or such shorter period as the Internal Revenue Service may prescribe by regulations) and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain dividend received.

      Distributions of net investment income and capital gain are taxable as described above whether received in cash or reinvested in additional shares.

      Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to its qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more during the 90 day period commencing 45 days before the shares become ex-dividend and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

      Under Section 1256 of the Code, any gain or loss realized by the Fund from certain options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such options as well as from closing transactions. In addition, any such options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256. As such, all or a portion of any short or long-term capital gains from certain "straddle" transactions may be recharacterized as ordinary income.

      If the Fund were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or options contracts, such "straddles" could be characterized as "mixed straddles" if at least one (but not all) of the positions comprising such straddles are "Section 1256 contracts." A "Section 1256 contract" is defined to include any regulated futures contract, foreign currency contract, non-equity option, and dealer equity option. Section 1256(d) of the Code permits the Fund to elect not to have Section 1256 apply with respect to "mixed straddles." If no such election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

      Recently enacted legislation added constructive sale provisions that may apply if the Fund enters into short sales, or futures, forwards, or offsetting notional principal contracts with respect to appreciated stock and certain debt obligations that it holds. In such event, with certain exceptions, the Fund will be taxed as if the appreciated property were sold at its fair market value on the date the Fund entered into such short sale or contract. Such legislation similarly may apply if the Fund has entered into a short sale, option, futures or forward contract, or other position with respect to property, which has appreciated in value, and the Fund acquires that same or substantially identical property. In such event, with certain exceptions, the Fund will be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.



                             PORTFOLIO TRANSACTIONS

      GENERAL. The Manager assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other conisderations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager or NCM Capital. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

      The Manager has adopted written trade allocation procedures for its equity trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In allocating trades made on a combined basis, the trading desks seeks to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

      The Manager or NCM Capital may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

      For its portfolio securities transactions for the fiscal years ended May 31, 1999, 2000 and 2001, the Fund paid total brokerage commissions of $1,430,703, $1,221,556 and $1,886,697, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions which, where determinable, amounted to $90,677, $39,602 and $0 in fiscal years 1999, 2000 and 2001, respectively, none of which was paid to the Distributor.

      The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates including Dreyfus Investment Services Corporation and Dreyfus Brokerage Services, Inc. ("DBS"). The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.

      For the fiscal year ended May 31, 2001, $58,500 was paid to DBS, a wholly-owned subsidiary of Mellon Financial Corporation. This amount represented approximately 3% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 5% of the aggregate dollar value of transactions for which the Fund paid brokerage commissions.

      IPO ALLOCATIONS. Under the Manager's special trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPOs"), all portfolio managers seeking to participate in an IPO must use reasonable efforts to indicate their interest in the IPO, by account and in writing, to the Equity Trading Desk at least 24 hours prior to the pricing of a deal. Except upon prior written authorization from the Director of Investments or his designee, an indication of interest submitted on behalf of any account must not exceed an amount based on the account's approximate median position size.

      Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. If a portfolio manager does not specify a minimum number of shares deemed to be an adequate allocation, a "default minimum" equal to ten percent of the requested number of shares is assumed. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

      Based on the indications of interest received by the Equity Trading Desk, the Chief Investment Officer's designee prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration
(i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

      If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Manager's allocation generally will be distributed among participating accounts pro rata on the basis of each account's order. Allocations may deviate from a strict pro rata allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a pro rata basis.

      SOFT DOLLARS. Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

      The services and products provided under these arrangements permit the Manager or NCM Capital to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by the Manager or NCM Capital may have both a research function and a non-research administrative function (a "mixed use"). If the Manager or NCM Capital determines that any research product or service has a mixed use, the Manager or NCM Capital will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager or NCM Capital determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager or NCM Capital in hard dollars. Any such allocation may create a conflict of interest for the Manager or NCM Capital.

      The Manager or NCM Capital generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager or NCM Capital to compensate the selected brokerage firm for research provided. The Manager or NCM Capital endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager or NCM Capital believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      The Manager or NCM Capital may receive a benefit from the research services and products that is not passed on to the Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager or NCM Capital in providing investment advice to any other clients it advises. Likewise, information made available to the Manager or NCM Capital from brokerage firms effecting securities transactions for the Fund may be utilized on behalf of another client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client, including the Fund, and the indirect benefits received by that fund or client.

      The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

                  Transaction             Commissions and
                  AMOUNT                  CONCESSIONS

                  $449,211,678            $496,835

      The Fund's portfolio turnover rates (exclusive of U.S. Government securities and short-term investments) for the fiscal years ended May 31, 2000 and 2001 were 60.20% and 82.54%, respectively. The Fund will not seek to realize profits by anticipating short-term market movements. The annual portfolio turnover rate indicates the rate of change in the Fund's portfolio; for instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that, in view of the Fund's investment objectives, its annual turnover rate generally should not exceed 100%. When extraordinary market conditions prevail, a higher turnover rate and increased brokerage expenses may be expected.

                             PERFORMANCE INFORMATION

      Average annual total return (expressed as a percentage) for each share class of the Fund for the fiscal year ended May 31, 2001 was:

                Since
                INCEPTION(1)    1 YEAR           5 YEARS         10 YEARS
                ---------       ------           -------         --------
Class Z         N/A             -19.69%          13.41%          12.28%
Class A         -7.76%          -24.45%          N/A             N/A
Class B         -7.21%          -23.54%          N/A             N/A
Class C         -5.29%          -21.22%          N/A             N/A
Class R         -4.27%          -19.64%          N/A             N/A
Class T         -7.58%          -23.66%          N/A             N/A
--------------------
(1)  August 31, 1999 inception  date for Class A, B, C, R and T shares.  On
     August  31,  1999  the  Fund's   then  single   Class  of  shares  was
     redesignated as Class Z shares.

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A and Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A or Class T the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

      The total return of the Fund's Class Z shares for the period March 29, 1972 (the Fund's inception) to May 31, 2001 was 2,973.33%. The Fund's total return for Class A, Class B, Class C, Class R and Class T shares for the period from August 31, 1999 (the inception date of Class A, Class B, Class C, Class R and Class T shares) to May 31, 2001 was -13.18%, -12.27%, -9.07%, -7.35% and
-12.89%, respectively. Without giving effect to the applicable front-end sales load, the total return for Class A and Class T, for the same period, was -7.90% and -8.78%, respectively. Without giving effect to the applicable CDSC, the total return for Class B shares was -9.20%, for the same period. Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A and Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A and Class T) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected would reduce the performance quoted.


      From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic, or financial conditions and other matters of general interest to investors. It may also discuss or portray the principles of dollar-cost-averaging and may refer to Morningstar or Value Line ratings and related analyses supporting the ratings.

      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.

      From time to time, advertising materials may refer to studies performed by The Dreyfus Corporation or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or The Dreyfus Gender Investment Comparison Study (1996 &
1997)" or other such studies.


                           INFORMATION ABOUT THE FUND

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "GENERAL INFORMATION."

      Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.


      Unless otherwise required by the Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members holding office at the time were elected by shareholders.


      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      The Fund sends annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

      Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, as counsel for the Fund, has rendered its opinion as to certain legal matters in connection with the shares of capital stock being sold pursuant to the Fund's Prospectus to which this Statement of Additional Information relates.

      Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, have been selected as independent auditors of the Fund.



                 THE DREYFUS PREMIER THIRD CENTURY FUND, INC.

                          PART C. OTHER INFORMATION
                       --------------------------------


Item 23.    Exhibits

-------     ----------


   (a)(1) Registrant's Articles of Incorporation in the State of Maryland are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 30, 1982 ("Post-Effective Amendment No. 21").


   (a)(2) Articles of Amendment and Restatement are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on September 25, 2000 ("Post-Effective Amendment No. 48").


   (b) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on July 6, 1990.


   (d) Management Agreement and Sub-Investment Advisory Agreement are incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994 and Exhibit (d)(2) of Post-Effective Amendment No. 48.



   (e)      Distribution Agreement is incorporated by reference to Exhibit
            (e) of Post-Effective Amendment No. 48.


   (f) The documents making up model plans in the establishment of retirement plans in conjunction with which Registrant offers its securities is incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on August 24, 1979.


   (g)      Form of Custody Agreement.

   (h)      Shareholder Services Plan is incorporated by reference to Exhibit
            (g) of Post-Effective Amendment No. 48.


   (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (3) of Post-Effective Amendment No. 1 to the Registration Statement on Form S-5, filed on March 29, 1972.

   (j)      Consent of Independent Auditors.


   (m) Rule 12b-1 Distribution Plans are incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 48.

   (n) Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 48.

   (p) Code of Ethics adopted by the Registrant and Code of Ethics adopted by the Sub-Investment Adviser are incorporated by reference to Exhibit (p)(1) and Exhibit (p)(2) of Post-Effective Amendment No. 48.




Item 23.    Exhibits. - List (continued)
-------     -----------------------------------------------------

            Other Exhibits

            --------------


                  (a) Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 48.

                  (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 48.


Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     -------------------------------------------------------

            Not Applicable

Item 25.    Indemnification

-------     ---------------

            The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Post-Effective Amendment No. 21.


            Reference is also made to the Distribution Agreement attached as Exhibit (e) of Post-Effective Amendment No. 48.


Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates




MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034


Stephen R. Byers                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director, Chief Investment
Officer, Director of Investments   Gruntal & Co., LLC                    Partner                       5/97 - 11/99
and Senior Vice President          650 Madison Avenue                    Director                      5/97 - 11/99
                                   New York, NY 10022                    Member of Executive           5/97 - 11/99
                                                                         Committee
                                                                         Executive Vice President      6/99 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99
                                                                         Treasurer                     5/97 - 6/99

Stephen E. Canter                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
President, Chief Executive         Dreyfus Investment                    Chairman of the Board         1/97 - Present
Officer and Chief Operating        Advisors, Inc.++                      Director                      5/95 - Present
Officer                                                                  President                     5/95 - Present


                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.


STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present


                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers

                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland






Michael G. Millard                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Director
                                   Dreyfus Service Corporation++         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - Present
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division
                                                                         Senior Vice President -       5/97 - 5/98
                                                                         Dreyfus Investment Division
                                                                         Account Executive             4/96 - 5/97



J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006


Ronald P. O'Hanley                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman

                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present




                                   Laurel Capital Advisors+              Trustee                       3/97 - Present

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Executive Vice President,
and Secretary                      The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++


WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98

                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99


DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Senior Vice President - Product                                          Marketing and Advertising
Development                                                              Division

PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications


WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++




MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.



ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)
--------    ----------------------------------------------------------------

      (B) SUB-INVESTMENT ADVISER - NCM CAPITAL MANAGEMENT GROUP, INC.:
      ---------------------------------------------------------------


            NCM Capital Management Group, Inc. ("NCM"), a privately held corporation with principal place of business at 103 West Main Street, Durham, North Carolina 27701, is a registered investment adviser under the Investment Advisers Act of 1940. The business of NCM consists primarily of providing investment management services to institutional investors.


                       OFFICERS AND DIRECTORS OF SUB-INVESTMENT ADVISER

NAME AND POSITION WITH NCM                OTHER BUSINESSES


MACEO K. SLOAN, CFA, FLMI           Chairman and Chief Executive
Chairman and Chief Executive  Officer:
Officer                                   Sloan Financial Group, Inc.
                                          103 West Main Street
                                          Durham, North Carolina  27701;



                                    Director:
                                          National Association of Securities
                                          Professionals;
                                          Mechanics and Farmers Bank
                                          Durham, North Carolina;
                                          North Carolina Air Cargo Airport
                                          Authority;
                                          SCANA Corporation;
                                    Trustee:
                                          College Retirement Equities Fund
                                          730 Third Avenue
                                          New York, NY  10017;

EDITH H. NOEL                       None
Senior Vice President,
Corporate Secretary and
Treasurer

BENJAMIN BLANKNEY                   None
President and
Chief Operating Officer


LARRY JONES, CFA                    None
Chief Investment Officer

VICTORIA TREADWELL                  None
Senior Vice President-
Director of Marketing and
Client Services


PAUL L. VANKAMPEN, CFA              None
Senior Vice President-
Director of Fixed Income

TAMMIE E. COLEY                     None
Senior Vice President and
Chief Financial Officer

DAVID C. CARTER                     None
Vice President,
Senior Portfolio Manager

MICHAEL J. FERRARO                  None
Vice President -
Director of Trading

LINDA JORDAN                        None
Regional Vice President-
Marketing


JIM PARKS                           None
Regional Vice President-
Marketing


LORENZO NEWSOME                     None
Senior Vice President

and Director -
Fixed Income Research


MARC REID                           None
Vice President-
Client Services/Marketing


DRAKE J.CRAIG, CFA                  None
Senior Vice President
Director of Equities


MELLISSA THOMAS
Vice President - Client Services/Marketing


RANDELL A. CAIN, Jr. CFA
Vice President - Portfolio Manager

SHAYNE JOHN
Vice President - Portfolio Manager




Item 27.    Principal Underwriters
--------    ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus Global Bond Fund, Inc.
20)      Dreyfus Global Growth Fund
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.

26)      Dreyfus Premier Fixed Income Funds

27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Funds
30)      Dreyfus Institutional Short Term Treasury Fund
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus MidCap Index Fund
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
61)      Dreyfus Pennsylvania Municipal Money Market Fund
62)      Dreyfus Premier California Municipal Bond Fund
63)      Dreyfus Premier Equity Funds, Inc.
64)      Dreyfus Premier International Funds, Inc.
65)      Dreyfus Premier GNMA Fund
66)      Dreyfus Premier Opportunity Funds
67)      Dreyfus Premier Worldwide Growth Fund, Inc.
68)      Dreyfus Premier Municipal Bond Fund
69)      Dreyfus Premier New York Municipal Bond Fund
70)      Dreyfus Premier State Municipal Bond Fund
71)      Dreyfus Premier Value Equity Funds
72)      Dreyfus Short-Intermediate Government Fund
73)      Dreyfus Short-Intermediate Municipal Bond Fund
74)      The Dreyfus Socially Responsible Growth Fund, Inc.
75)      Dreyfus Stock Index Fund
76)      Dreyfus Tax Exempt Cash Management
77)      The Dreyfus Premier Third Century Fund, Inc.
78)      Dreyfus Treasury Cash Management
79)      Dreyfus Treasury Prime Cash Management
80)      Dreyfus Variable Investment Fund
81)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
82)      General California Municipal Bond Fund, Inc.
83)      General California Municipal Money Market Fund
84)      General Government Securities Money Market Funds, Inc.
85)      General Money Market Fund, Inc.
86)      General Municipal Bond Fund, Inc.
87)      General Municipal Money Market Funds, Inc.
88)      General New York Municipal Bond Fund, Inc.
89)      General New York Municipal Money Market Fund
90)      MPAM Funds Trust






                                                                                 Positions and
Name and principal                                                               Offices with
BUSINESS ADDRESS               POSITIONS AND OFFICES WITH THE DISTRIBUTOR        REGISTRANT
----------------               ------------------------------------------        ----------


Thomas F. Eggers *             Chief Executive Officer and Chairman of the       None
                               Board
J. David Officer *             President and Director                            None
Stephen Burke *                Executive Vice President and Director             None
Charles Cardona *              Executive Vice President and Director             None
Anthony DeVivio **             Executive Vice President and Director             None
Michael Millard **             Executive Vice President and Director             None
David K. Mossman **            Executive Vice President                          None
Jeffrey N. Nachman ***         Executive Vice President and Chief Operations     None
                               Officer

William T. Sandalls, Jr. *     Executive Vice President                          None
William H. Maresca *           Chief Financial Officer and Director              None
James Book ****                Senior Vice President                             None
Ken Bradle **                  Senior Vice President                             None
Stephen R. Byers *             Senior Vice President                             None
Joseph Connolly *              Senior Vice President                             Vice President
                                                                                 and Treasurer

JOSEPH ECK +                   Senior Vice President                             None
William Glenn *                Senior Vice President                             None
Bradley Skapyak *              Senior Vice President                             None
Jane Knight *                  Chief Legal Officer and Secretary                 None
Stephen Storen *               Chief Compliance Officer                          None
Jeffrey Cannizzaro *           Vice President - Compliance                       None
John Geli **                   Vice President                                    None
Maria Georgopoulos *           Vice President - Facilities Management            None
William Germenis *             Vice President - Compliance                       None
Walter T. Harris *             Vice President                                    None
Janice Hayles *                Vice President                                    None
Hal Marshall *                 Vice President - Compliance                       None
Paul Molloy *                  Vice President                                    None
B.J. Ralston **                Vice President                                    None
Theodore A. Schachar *         Vice President - Tax                              None
James Windels *                Vice President                                    None
James Bitetto *                Assistant Secretary                               None
Ronald Jamison *               Assistant Secretary                               None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal  business  address  is 144 Glenn  Curtiss  Blvd.,  Uniondale,  NY
     11556-0144.
***  Principal  business  address is 401 North Maple Avenue,  Beverly Hills,  CA
     90210.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258
+    Principal business address is One Boston Place, Boston, MA 02108



(PAGE)


Item 28.    Location of Accounts and Records

-------     --------------------------------

            1.    First Data Investor Services Group, Inc.
                  a subsidiary of First Data Corporation
                  P.O. Box 9671
                  Providence, RI 02940-9671

            2.    Mellon Bank, N.A.
                  One Mellon Bank Center
                  Pittsburgh, Pennsylvania 15258

            3.    Dreyfus Transfer, Inc.
                  P.O. Box 9671
                  Providence, Rhode Island 02940-9671

            4.    The Dreyfus Corporation
                  200 Park Avenue
                  New York, New York 10166

Item 29.    Management Services
-------     -------------------

            Not Applicable

Item 30.    Undertakings
-------     ------------

            None



                                  SIGNATURES
                                -------------


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York On the 26th day of September, 2001.


            THE DREYFUS PREMIER THIRD CENTURY FUND, INC.

        BY:/S/STEPHEN E. CANTER*
              -------------------------------------
             STEPHEN E. CANTER, PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signatures                      Title                        Date


/S/Stephen E. Canter*               President (Principal Executive     09/26/01
---------------------------------   Officer)
   Stephen E. Canter

/S/Joseph E. Connolly*              Vice Presidentand Treasurer        09/26/01
---------------------------------   (Principal Financial and
   Joseph E. Connolly               Accounting Officer)

/S/Joseph S. DiMartino*             Chairman of the Board of           09/26/01
---------------------------------   Directors
   Joseph S. DiMartino

/S/Clifford L. Alexander, Jr.*      Director                           09/26/01
---------------------------------
    Clifford L. Alexander, Jr.

/S/Lucy Wilson Benson*              Director                           09/26/01
---------------------------------
    Lucy Wilson Benson



*BY:  /S/Jeff Prusnofsky
      ---------------------------
      Jeff Prusnofsky
      Attorney-in-Fact




                                EXHIBIT INDEX

Exhibits

      (g)   Form of Custody Agreement.

      (j)   Consent of Independent Auditors.